SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  March 3, 1997



                         Seafield Capital Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
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     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     2600 Grand Ave.  Suite 500
     P. O. Box 410949
     Kansas City,  MO                                        64141
     -----------------------------------------------------------------
     (Address of principal executive offices)              (Zip code)


                               (816)  842-7000
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            (Registrant's telephone number, including area code)

















Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On March 3, 1997, the Registrant distributed (the "Distribution") to its shareholders all of the outstanding shares of stock of its wholly-owned subsidiary, SLH Corporation, a Kansas corporation ("SLH"). In December 1996, the Registrant and SLH had entered into that certain Distribution Agreement (the "Distribution Agreement"), and pursuant thereto the Registrant and SLH executed and delivered the following documents shortly before the Distribution was consummated: that certain Blanket Assignment, Bill of Sale, Deed and Assumption Agreement (the "Assignment"), that certain Facilities Sharing and Interim Services Agreement (the "Interim Services Agreement"), and that certain Tax Sharing Agreement (the "Tax Sharing Agreement"). The Distribution Agreement, the Assignment, the Interim Services Agreement and the Tax Sharing Agreement are all exhibits to this Form 8-K, and, collectively, they are sometimes referred to herein as the "Disposition Documents."

     Pursuant to the Disposition Documents, certain businesses and assets of the Registrant (collectively, the "Transfer Assets") and $10 Million in cash and short-term investments were transferred to SLH and certain liabilities of the Registrant (collectively, the "Transfer Liabilities") were assumed by SLH. The Transfer Assets and Transfer Liabilities and the Disposition Documents are described in the following sections of the Information Statement comprising a part of Amendment No. 2 to SLH's Registration Statement on Form 10 (i.e., Form 10/A filed with the Securities and Exchange Commission ("SEC") on February 12, 1997 (SEC File No. 0-21911): "Arrangements Between Seafield And The Company Relating To The Distribution" and "Business And Properties." Portions of said sections of the Information Statement comprising a part of said Form 10/A are attached hereto as an exhibit.

     The transfer to and assumption by SLH of the Transfer Assets and Transfer Liabilities was effected in exchange for shares of SLH Common Stock issued to the Registrant; no consideration other than such shares of stock was paid by SLH for any of the Transfer Assets or Transfer Liabilities. The Distribution of all shares of SLH stock to the Registrant's shareholders was effected as a dividend; the Registrant's shareholders paid no consideration for any shares of SLH stock received in the Distribution.

     The officers of SLH are all officers of the Registrant and the directors of SLH are all either directors or officers of the Registrant.











Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Business Acquired
              Not applicable.

         (b)  Pro Forma Financial Information

The following unaudited pro forma consolidated balance sheet and statement of operations as of and for the year ended December 31, 1996 reflect the transfer to and assumption by SLH Corporation of the Transfer Assets and Transfer Liabilities. The pro forma balance sheet has been prepared as if the transaction had occurred on December 31, 1996. The pro forma statement of operations reflects the pro forma results of operations, as adjusted, as if the transaction had occurred on January 1, 1996. The unaudited pro forma consolidated financial statements are not necessarily indicative of what actual results of operations would have been had these transactions been completed on January 1, 1996 or results which may be obtained in the future. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

































SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Balance Sheet without SLH Operations December 31, 1996
--------------------------------------------------------------------------
                                              SLH      Pro Forma  Pro Forma
                                Historical Operations Adjustments  Results
                                ---------- ----------  ----------- --------
                                              (In thousands)
ASSETS
Current assets:
  Cash and cash equivalents     $  5,372       (186)       --        5,186
  Short-term investments          55,208     (6,229)   (10,000)(a)  38,979
  Accounts and notes receivable   24,882       (723)       --       24,159
  Income taxes receivable            --         178        --          178
  Deferred income taxes            2,160     (1,185)       --          975
  Other current assets            20,604       (236)       --       20,368
                                --------   --------   --------    --------
      Total current assets       108,226     (8,381)   (10,000)     89,845
Property, plant and equipment     22,777       (480)       --       22,297
Investments:
  Securities                       4,019     (3,515)       --          504
  Oil and gas                      1,543     (1,543)       --          --
Intangible assets                124,653       (113)       --      124,540
Other assets                       1,830     (1,350)       --          480
Net assets of discontinued
  real estate operations          30,466    (30,466)       --          --
                                --------   --------   --------    --------
                                $293,514    (45,848)   (10,000)    237,666
                                ========   ========   ========    ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable              $  8,599       (383)       --        8,216
  Notes payable                    7,847        --         --        7,847
  Income taxes payable               724       (724)       --          --
  Other current liabilities       10,768     (1,825)       --        8,943
                                --------   --------   --------    --------
   Total current liabilities      27,938     (2,932)       --       25,006
Notes payable                     39,611        --         --       39,611
Deferred income taxes             22,075     (6,140)       --       15,935
Other liabilities                  1,528       (817)       --          711
                                --------   --------   --------    --------
   Total liabilities              91,152     (9,889)       --       81,263
                                --------   --------   --------    --------
Minority interests                28,338        --         --       28,338
                                --------   --------   --------    --------







Stockholders' equity:
  Preferred stock of $1 par value.
 Authorized 3,000,000 shares;
    none issued                      --         --         --          --
  Common stock of $1 par value.
 Authorized 24,000,000 shares;
    issued 7,500,000 shares        7,500        --         --        7,500
  Paid-in capital                  1,748        --         --        1,748
  Equity adj. from foreign
    currency translation            (439)       --         --         (439)

  Retained earnings              195,329    (35,959)   (10,000)(a) 149,370
                                --------   --------   --------    --------
                                 204,138    (35,959)   (10,000)    158,179
  Less cost of 1,016,066
    shares of treasury stock
                                  30,114        --         --       30,114
                                --------   --------   --------    --------
   Total stockholders' equity    174,024    (35,959)   (10,000)    128,065
                                --------   --------   --------    --------
                                $293,514    (45,848)   (10,000)    237,666
                                ========   ========   ========    ========































SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statement of Operations
  without SLH Operations
Year Ended December 31, 1996
--------------------------------------------------------------------------
                                               SLH     Pro Forma  Pro Forma
                                Historical Operations Adjustments  Results
                                ---------- ----------  ----------- --------
                                  (in thousands except per share amounts)
REVENUES
  Healthcare services           $ 75,985        --         --       75,985
  Insurance services              50,801        --         --       50,801
  Other                            2,446     (2,446)       --          --
                                --------   --------   --------    --------
    Total revenues               129,232     (2,446)       --      126,786

COSTS AND EXPENSES
  Healthcare services             67,014        --         --       67,014
  Insurance services              22,625        --         --       22,625
  Other                            2,771     (2,771)       --          --
  Selling, general and
    administrative                36,680     (1,606)       --       35,074
                                --------   --------   --------    --------
Earnings(loss) from
   operations                        142      1,931        --        2,073
  Investment income - net          5,004     (1,375)       --        3,629
  Interest expense                (2,900)                  --       (2,900)
  Other income (expense)            (411)       845        --          434
                                --------   --------   --------    --------
Earnings(loss) before
    income taxes                   1,835      1,401        --        3,236
  Income taxes (benefits)          4,050       (249)       --        3,801
                                --------   --------   --------    --------
Earnings (loss) before minority
   interests                      (2,215)     1,650        --         (565)
  Minority interests               1,329        --         --        1,329
                                --------   --------   --------    --------
Earnings (loss) from
  continuing operations         $ (3,544)     1,650        --       (1,894)
                                ========   ========   ========    ========

Per share of common stock
  based on 6,481,943 weighted
  average shares outstanding:
    Earnings (loss) from
      continuing operations     $   (.55)                             (.29)
                                ========                          ========


Notes to Unaudited Pro Forma Consolidated Financial Statements
(a) Represents the short-term investments, including U. S. Treasury obligations of $3.1 million, transferred to SLH on the date of distribution.
         (c)  Exhibits

              2.1 Distribution Agreement, dated December 20, 1996, between the Registrant and SLH Corporation (filed as Exhibit 2(a) to SLH Corporation's Form 10/A filed February 4, 1997 (File No. 0-21911) and incorporated herein by reference).

              2.2 Blanket Assignment, Bill of Sale, Deed and Assumption agreement, dated as of February 28, 1997, between the Registrant and SLH Corporation (filed as Exhibit 2(b) to SLH Corporation's Form 10/A filed February 4, 1997 (File No. 0-21911) and incorporated herein by reference).

             10.1 Facilities Sharing and Interim Services Agreement, dated as of February 28, 1997, between the Registrant and SLH Corporation (filed as Exhibit 10(a) to SLH Corporation's Form 10/A filed February 4, 1997 (File No. 0-21911) and incorporated herein by reference).

             10.2 Tax Sharing Agreement, dated as of February 28, 1997, between the Registrant and SLH Corporation (filed as Exhibit 10(b) to SLH Corporation's Form 10/A filed February 4, 1997 (File No. 0-21911) and incorporated herein by reference).

             99.1 Portions of the following sections from the Information Statement comprising a part of SLH Corporation's Registration Statement on Form 10 (filed as SLH Corporation's Form 10/A (Amendment No. 2) on February 12, 1997 (File No. 0-21911): "Arrangements Between Seafield And The Company Relating To the Distribution" and "Business And Properties". In said sections from said Information Statement, the term "Company" refers to SLH Corporation.


















                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SEAFIELD CAPITAL CORPORATION


Date:  March 17, 1997               By:  /s/ Steven K. Fitzwater
                                       ------------------------------
                                       Steven K. Fitzwater
                                        Vice President, Chief Accounting
                                        Officer and Secretary